Exhibit 99.1

 NEWS RELEASE

CONTACTS:

Bob Aronson                                                                                             Tony Good - media
Director of Investor Relations                                                                     Alliance Data Systems
Stage Stores, Inc.                                                                                       972-348-5425

800-579-2302                                                                                           (tgood@alldata.net)

(baronson@stagestores.com)

                                                                                                                   Jeremy Skule - media

                                                                                                                    Ruder Finn

                                                                                                                   212-715-1617

                                                                                               (skulej@ruderfinn.com)

                                                                                                                    Ed Heffernan - analysts/investors

                                                                                                                    Chief Financial Officer

                Alliance Data Systems

                                                                                                                    972-348-5191

                                                                                                                    (eheffernan@alldata.net)

FOR IMMEDIATE RELEASE

STAGE STORES AND ALLIANCE DATA SYSTEMS CORPORATION ANNOUNCE COMPLETION OF LONG-TERM STRATEGIC ALLIANCE

HOUSTON, TX, AND DALLAS, TX, September 16, 2003 - Stage Stores, Inc. (Nasdaq: STGS) and Alliance Data Systems Corporation (NYSE: ADS) today announced that Alliance Data, through its subsidiaries, has completed the acquisition and conversion of approximately $224 million associated with Stage Stores' portfolio of approximately 800,000 active private label credit card accounts, and has assumed overall operation of Stage Stores' private label credit card program. Going forward, Alliance Data's bank subsidiary will also own the new accounts and balances generated during the term of the strategic alliance, which will be 10 years, as previously announced May 21st.

With the sale and transfer of Stage Stores' private label credit card program completed, Alliance Data's bank subsidiary is now responsible for establishing credit policies, which will be consistent with its current practices for new accounts, extending credit, issuing and activating credit cards to new accounts and authorizing credit purchases, as well as providing customer care, billing and remittance services. The private label credit card program will continue to be marketed to customers and existing private label cardholders, encouraging customers to use their Stage Stores credit cards for merchandise purchases at Stage, Bealls and Palais Royal retail locations.

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Stage Stores And Alliance Data

Announce Completion of

Strategic Alliance

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 At closing, Stage Stores received consideration of approximately $239 million from Alliance Data, which included the proceeds from the sale of its private label credit card portfolio as well as prepaid marketing funds. After paying off the outstanding borrowings under Stage Stores' securitization facility and related transaction costs, there are approximately $171 million of proceeds remaining. All amounts are subject to final settlement adjustments. Stage Stores continues to evaluate its options with regard to the utilization of the net proceeds, which include general corporate purposes, repurchases of its common stock, cash dividends, increased store base growth, strategic acquisitions, or a combination of these activities.

In connection with the sale of its private label credit card business, Stage Stores expects to record a pretax gain in the third quarter of approximately $12 million, or approximately $7.6 million after tax.

Jim Scarborough, Chairman, President and Chief Executive Officer of Stage Stores, commented, "We are extremely pleased to enter into this long-term strategic relationship with Alliance Data, and are highly confident in their ability to deliver superior credit products and services to our customers. This transaction is consistent with our objectives of increasing our return on invested capital, reducing our financial risk, enhancing our customers' shopping experience and enhancing shareholder value."

Ivan Szeftel, President of Retail Services, Alliance Data Systems, commented, "We are truly excited about this long-term relationship with Stage Stores. We are confident that our retail heritage, industry knowledge and proven credit and marketing expertise will allow us to continue to build upon Stage's successful private label credit card programs across all three of their brands - Stage, Bealls and Palais Royal. Through our suite of robust marketing and credit services, we are looking forward to helping Stage realize incremental sales while strengthening its customer relationships."

About Stage Stores

Stage Stores, Inc. brings nationally recognized brand name apparel, accessories, cosmetics and footwear for the entire family to small and mid-size towns and communities throughout the south central United States. The Company currently operates a total of 366 stores in 13 states under the Stage, Bealls and Palais Royal names. For more information about Stage Stores, visit the Company's web site at www.stagestoresinc.com.

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Stage Stores And Alliance Data

Announce Completion of

Strategic Alliance

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Stage Stores' Safe Harbor Statement

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including comments regarding the possible use of the net proceeds, the amount of the pretax gain expected to be recorded in the third quarter in connection with the sale of the Company's private label credit card business and the benefits that are expected to be realized as a result of the transaction. The Company intends forward looking terminology such as "believes", "expects", "may", "will", "should", "could", "anticipates", "plans" or similar expressions to identify forward-looking statements. Such statements are subject to certain risks and uncertainties which could cause the Company's actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, but are not limited to, those described in the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission (the "SEC") on April 23, 2003, in the Company's Quarterly Reports on Form 10-Q as filed with the SEC and other factors as may periodically be described in other Company filings with the SEC.

About Alliance Data Systems

Based in Dallas, Alliance Data Systems (NYSE: ADS) is a leading provider of transaction services, credit services and marketing services. The company assists retail, petroleum, utility and financial services clients in managing the critical interactions between them and their customers. Alliance Data manages over 72 million consumer relationships for some of North America's most recognizable companies and operates and markets the largest coalition loyalty program in Canada. Alliance Data Systems employs approximately 6,500 associates at more than 20 locations in the United States and Canada. For more information about the company, visit its web site, www.alliancedatasystems.com.

Alliance Data Systems' Safe Harbor Statement/Forward Looking Statements

Statements contained in this press release that are not historical facts may be forward-looking statements within the meaning of the Private Litigation Reform Act. Such statements may use words such as "anticipate," "believe," "estimate," "expect," "intend," "predict," "project" and similar expressions as they relate to Alliance Data Systems or our management. When we make forward-looking statements, we are basing them on our management's beliefs and assumptions, using information currently available to us.

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Stage Stores And Alliance Data

Announce Completion of

Strategic Alliance

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Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions including the risks discussed in our filings with the Securities and Exchange Commission. If one or more of these risks materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this press release reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

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